UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 4, 2009
Date of Report (Date of earliest event reported)

ROYAL MINES AND MINERALS CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52391	20-4178322
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 112, 2580 Anthem Village Dr.
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 588-5973
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 4, 2009, Royal Mines And Minerals Corp. (the “Company”) entered into a toll processing agreement (the “Toll Processing Agreement”) with Golden Anvil, SA de CV ("Golden Anvil"), a company engaged in the mining and concentrating of ores containing precious metals from its properties in Nayarit, Mexico.

Under the terms of the Toll Processing Agreement, the Company has agreed to process concentrates delivered by Golden Anvil to the Company’s Phoenix Facility for a per ton fee of $500 plus 8% of the value of the precious metals recovered

Also under the Toll Processing Agreement, the Company has agreed to loan $400,000 to Golden Anvil, of which $100,000 has been advanced to date to pay Golden Anvil’s costs to acquire additional land for relocation of its concentrating facilities. The balance of the loan, being $300,000, will be used to fund the relocation and upgrading of Golden Anvil’s ore concentrating facilities. The Company’s loans will be secured by Golden Anvil’s land, ore concentrating facilities and any concentrates shipped to the Company. In addition, concentrates shipped to the Phoenix Facility to date secure an advance of $70,000 previously made to Golden Anvil.

As of the date of this Current Report, Golden Anvil has delivered 15 tons of concentrates to the Company and has agreed to deliver an additional 20 tons of concentrates to the Company prior to the relocation of Golden Anvil’s ore concentrating facilities.

In addition to the above, Golden Anvil agreed to extend the Company’s due diligence period under the Letter of Intent with respect to a proposed 50/50 joint venture between the Company and Golden Anvil. As a result, the Company’s due diligence period has been extended from December 20, 2009 to February 15, 2010.

The foregoing is a brief summary of the terms of the Toll Processing Agreement and is qualified by reference to the Toll Processing Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Grant of Options to Officers and Directors under the 2010 Stock Incentive Plan

Effective December 8, 2009, the Company granted to two of its directors, Jason S. Mitchell and Michael C. Boyko, non-qualified stock options to acquire an aggregate of 3,000,000 shares of the Company’s common stock under the Company’s 2010 Stock Incentive Plan (the “2010 Plan”). The options granted are exercisable immediately at a price of $0.05 per share, and expire two years after the grant date.

	Total Number of
	Shares Subject to	Exercise Price
Name	Options	Per Share	Expiration Date

Jason S. Mitchell CFO, Treasurer, Secretary and Director	1,500,000	$0.05	December 7, 2011

Michael C. Boyko Director	1,500,000	$0.05	December 7, 2011

In addition to the options granted to the Company's directors, the Company granted options on the same terms to acquire an additional 4,000,000 shares of the Company’s common stock under the 2010 Plan to various employees, consultants and advisors of the Company. See Item 8 – Other Events, below.

A copy of the form of non-qualified stock option agreement for directors and executive officers is attached as an exhibit to this Current Report on Form 8-K.

SECTION 7 – REGULATION FD

ITEM 7.01          REGULATION FD DISCLOSURE

On December 9, 2009, the Company’s Board of Directors approved the following three separate private placement offerings:

U.S. Private Placement Offering

The Company’s Board of Directors approved a private placement offering of up to 6,000,000 units of the Company's common stock at a price of $0.05 per unit (each a “Unit”) to persons who are accredited investors as defined in Regulation D of the Securities Act of 1933 (the “U.S. Private Placement"). Each Unit will consist of one share of the Company’s common stock and one share purchase warrant, with each warrant entitled the subscriber to purchase an additional share of the Company’s common stock for a period of one year following the date of the issuance at a price of $0.10 per share.

Foreign Private Placement Offering

The Company’s Board of Directors also approved a concurrent private placement offering of up to 4,000,000 Units of the Company's common stock to persons who are not “U.S. Persons” as defined in Regulation S of the Securities Act of 1933 (the "Foreign Private Placement"). The Units issued in the Foreign Private Placement will be on the same terms as the U.S. Private Placement.

Section 4(2) Private Placement Offering

The Company’s Board of Directors also approved a private placement offering of up to 20,000,000 Units of the Company's common stock at a price of $0.05 per Unit pursuant to Section 4(2) of the Securities Act of 1933 (the “Section 4(2) Private Placement”). The Units issued in the Section 4(2) Private Placement will be on the same terms as the U.S. Private Placement.

The proceeds of the U.S. Private Placement and the Foreign Private Placement offerings will be used to meet the Company’s obligations under the Toll Processing Agreement and for general corporate purposes. The proceeds of the Section 4(2) Private Placement will be used to retire corporate indebtedness. There is no assurance that the U.S. Private Placement, the Foreign Private Placement or the Section 4(2) Private Placement offerings or any part of them will be completed.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities in the United States. The securities have not been registered under the United States

Securities Act of 1933, as amended and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

SECTION 8 – OTHER EVENTS.

ITEM 8.01          OTHER EVENTS.

Adoption of 2010 Stock Incentive Plan

On December 7, 2009, the Board of Directors of the Company adopted the Company’s 2010 Stock Incentive Plan (the "2010 Plan"). The purpose of the 2010 Plan is to enhance the long-term stockholder value of the Company by offering opportunities to directors, officers, employees and eligible consultants of the Company (“Participants”) to acquire and maintain stock ownership in the Company in order to give these persons the opportunity to participate in the Company's growth and success, and to encourage them to remain in the service of the Company.

The 2010 Plan allows the Company to grant options to its officers, directors and employees. In addition, the Company may grant options to individuals who act as consultants to the Company, so long as those consultants do not provide services connected to the offer or sale of the Company’s securities in capital raising transactions and do not directly or indirectly promote or maintain a market for the Company’s securities.

A total of 10,000,000 shares of the Company’s common stock are available for issuance under the Plan. However, the Board of Directors may increase the maximum aggregate number of shares of the Company’s common stock that may be optioned and sold under the Plan provided that the maximum aggregate number of shares of common stock that may be optioned and sold under the Plan shall at no time be greater than 12.5% of the total number of shares of common stock outstanding.

The Plan provides for the grant of incentive stock options and non-qualified stock options. Incentive stock options granted under the Plan are those intended to qualify as “incentive stock options” as defined under Section 422 of the Internal Revenue Code. However, in order to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code, the Plan must be approved by the stockholders of the Company within 12 months of its adoption. The Plan has not been approved by the Company’s stockholders. Non-qualified stock options granted under the Plan are option grants that do not qualify as incentive stock options under Section 422 of the Internal Revenue Code.

The above description of the 2010 Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2010 Plan, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Grant of Options Pursuant to 2010 Plan

On December 8, 2009, the Company granted non-qualified stock options to acquire an aggregate of 7,000,000 shares of the Company’s common stock under the Company’s 2010 Stock Incentive Plan to various officers, directors and consultants of the Company. Each of the options was granted for a two year term with an exercise price of $0.05 per share. Of the 7,000,000 granted, 3,000,000 were issued to the Company's executive officers and the remaining 4,000,000 were issued to various employees, consultants and advisors.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

(d)          Exhibits

Exhibit Number	Description of Exhibit

10.1	Toll Processing Agreement dated December 3, 2009 between the Company and Golden Anvil, SA de CV.

10.2	2010 Stock Incentive Plan.

10.3	Form of Non-Qualified Stock Option Agreement for Directors and Executive Officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL MINES AND MINERALS CORP.

Date: December 9, 2009
	By:	/s/ K. Ian Matheson

K. IAN MATHESON
President & Chief Executive Officer